Exhibit 10.2.17

CAPITAL ONE FINANCIAL CORPORATION

2004 Stock Incentive Plan

Restricted Stock Unit Award Agreement

No. of Units: 40,076

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated January 30, 2014 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and Richard D. Fairbank (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”). All capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.

WHEREAS, Article 8 of the Plan provides for the award from time to time in the discretion of the Committee of Restricted Stock Units, representing shares of common stock of Capital One, $.01 par value per share (“Common Stock”), the vesting and issuance of which are subject to continued employment with Capital One or other conditions;

W I T N E S S E T H :

1. Grant of Restricted Stock Units. Capital One hereby grants to you 40,076 Restricted Stock Units (the “Restricted Stock Units”). The Restricted Stock Units shall vest only in accordance with the provisions of this Agreement and of the Plan. The Restricted Stock Units will not have voting rights.

2. Non-Transferability. Subject to the provisions of Section 3 hereof, the rights represented by the Restricted Stock Units shall not be assignable or transferable, or otherwise alienated or hypothecated, under any circumstances. Any purported or attempted transfer of such units or such rights shall be null and void and shall result in the immediate forfeiture and cancellation of the Restricted Stock Units.

3. Payment of Restricted Stock Units.

(a) Vesting. Except as provided in Sections 3(b), 12(a) and 12(b) below, and to the extent not previously vested or forfeited as provided herein, the Restricted Stock Units shall vest in full on February 15, 2017 (the “Vesting Date”); or, if earlier, upon (i) the termination of your employment due to death or Disability or (ii) a Change of Control, and the date of such death, Disability or Change of Control shall be the Vesting Date. The period between January 1, 2014, and the Vesting Date shall be the “Performance Period.”

Upon vesting, the Restricted Stock Units shall become payable in cash in an amount equal to the product of (i) the average Fair Market Value of the Common Stock for the 15 trading days preceding the Vesting Date and (ii) the number of Restricted Stock Units vesting on the Vesting Date (subject to Section 5 below).

(b) Effect of Termination of Employment for Cause or as a Result of Retirement.

(i) Upon your termination of employment with Capital One for Cause (as defined herein), all Restricted Stock Units shall immediately be forfeited (to the extent not previously vested or forfeited as provided herein).

For the purposes of this Agreement, “Cause” shall be defined as the willful and continued failure by you to perform substantially your duties with the Company or any affiliated company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to you by the Board or the Committee that specifically identifies the manner in which the Board or the Committee believe that you have not substantially performed your duties, or the willful engaging by you in illegal conduct or gross misconduct that in either case is materially and demonstrably injurious to the Company.

For purposes of this Section 3(b), no act, or failure to act, on your part shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the affiliated companies and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”), or (B) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 3(b)(i), and specifying the particulars thereof in detail.

(ii) Upon your termination of employment with Capital One as a result of Retirement, the Restricted Stock Units shall continue to vest on the Vesting Date and remain subject to reduction pursuant to subsections 12(a) and 12(b).

(c) Vesting Schedule Upon Becoming Subject to Withholding.

(i) Unless otherwise determined by the Committee or the independent members of the Board of Directors, as applicable, and to the extent permitted or required by law, Capital One may determine, in its sole discretion, following you becoming subject to withholding under applicable tax laws at a time when amounts are not otherwise vesting pursuant to this Section 3, that a portion of the Restricted Stock Units shall vest and become payable, only and to the extent sufficient on the date of such determination (the “Determination Date”), to provide for the payment of any tax liability in accordance with applicable tax laws, in an amount equal to the product of (i) the Fair Market Value of the Common Stock for the Determination Date and (ii) the number of Restricted Stock Units vesting on the Determination Date. The number of Restricted Stock Units vesting pursuant to the preceding sentence shall be rounded up to the nearest whole Restricted Stock Unit. It is understood that the remaining portion of the Restricted Stock Units shall continue to vest on the Vesting Date as provided herein.

(ii) Notwithstanding any other provision of this Agreement to the contrary, Capital One may take all necessary steps to withhold the amount determined in accordance with the immediately foregoing paragraph in satisfaction of your tax withholding liability, unless Capital One makes another method of payment available to you.

4. Modification and Waiver. Except as provided in the Plan with respect to determinations of the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided that, changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

5. Tax Withholding. If you become subject to withholding under applicable tax laws other than as described in subsection 3(c), you agree to pay Capital One the amount required to be withheld by one or more of the following methods:

(a) automatically through payroll withholding; or

(b) by such other methods as Capital One may make available from time to time.

6. Dividend Equivalents. With respect to the Restricted Stock Units, you shall be credited with dividend equivalents as and when dividends are paid to the Company’s other stockholders. Such dividend equivalents shall accumulate and be paid to you in cash (without interest) as and when you receive payment under Section 3 with respect to the Restricted Stock Units from which such dividend equivalents are derived. All such dividend equivalents shall be subject to the same vesting requirements that apply to the Restricted Stock Units from which such dividend equivalents are derived.

7. Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.

8. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

9. Bound by Plan. In consideration of the grant of the Restricted Stock Units, you agree that you will comply with such conditions as the Committee may impose on the Restricted Stock Units and be bound by the terms of the Plan.

10. Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.

11. Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.

12. Performance-Based Adjustments, Clawbacks and Other Forfeiture Events.

(a) Performance-Based Adjustment. The number of Restricted Stock Units vesting on the Vesting Date shall be subject to reduction as follows:

(i) For each fiscal year of the Company ending during the Performance Period, if any, that the Core Earnings for the Company for such fiscal year, as certified by the Committee, are not positive (i.e., Core Earnings are not greater than zero):

(A) The number of Restricted Stock Units scheduled to vest on the Vesting Date shall be reduced by 6,680;

(B) The Committee shall determine the extent, if any, to which you are accountable for such outcome, and, based on such determination, the Committee shall determine (I) whether the number of Restricted Stock Units scheduled to vest on the Vesting Date shall be reduced by up to an additional 6,680 and (II) whether the Vesting Date shall be delayed for all or any portion of such Restricted Stock Units that are not so reduced.

The Committee shall make the determinations referenced in Section 12(a)(i)(B) in its sole discretion, taking into account the factors set forth on Exhibit A hereto.

(ii) Notwithstanding the foregoing, for each fiscal year of the Company ending during the Performance Period, if any, that the ratio, expressed as a percentage and as certified by the Committee, of (A) the Company’s Core Earnings for such fiscal year, to (B) the Company’s average total assets for such fiscal year, is not better than or equal to negative two percent (-2%), the number of Restricted Stock Units scheduled to vest on the Vesting Date shall be reduced by 13,359 and there shall be no additional reduction for such fiscal year pursuant to subsection 12 (a)(i).

(iii) For purposes of this Section 12(a), “Core Earnings” means the Company’s net income available to common stockholders, excluding, on a tax-adjusted basis, the impact of (A) impairment or amortization of intangible assets, (B) the build or release of the allowance for loan and lease losses, calculated as the difference between the provision for loan and lease losses and charge-offs, net of recoveries, and (C) the change in the combined uncollectible finance charge and fee reserve.

(iv) In the event of any change to U.S. generally accepted accounting principles affecting the treatment or classification of any component of Core Earnings, such metric shall be calculated in a manner consistent with the definitions herein to the extent practicable.

(b) Clawback. The number of Restricted Stock Units vesting on the Vesting Date shall be subject to reduction in an amount as determined by the Committee in its sole discretion in the event that prior to the Vesting Date the Committee in its sole discretion determines that (i) there has been misconduct resulting in either a violation of law or of Capital One policy or procedures, including but not limited to Capital One’s Code of Business Conduct and Ethics, that in either case causes significant financial or reputational harm to Capital One and (ii) either you committed the misconduct or failed in your responsibility to manage or monitor the applicable conduct or risks.

(c) Forfeiture Event. You agree to reimburse the Company with respect to the Restricted Stock Units to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.

13. Miscellaneous.

(a) Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.

(b) You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.

(c) You agree that any recovery by the Company under this Agreement will be a recovery of Restricted Stock Units to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.

(d) The Company may, to the maximum extent permitted by applicable law and Section 409A of the Code, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.

Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:	/s/ Mayo A. Shattuck III
Mayo A. Shattuck III
Chairman, Compensation Committee

/s/ Richard D. Fairbank
Richard D. Fairbank
Chairman, Chief Executive Officer and President

CAPITAL ONE FINANCIAL CORPORATION

2004 Stock Incentive Plan

Restricted Stock Unit Award Agreement

No. of Units: 24,662

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated January 30, 2014 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and Richard D. Fairbank (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”). All capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.

WHEREAS, Article 8 of the Plan provides for the award from time to time in the discretion of the Committee of Restricted Stock Units, representing shares of common stock of Capital One, $.01 par value per share (“Common Stock”), the vesting and issuance of which are subject to continued employment with Capital One or other conditions;

W I T N E S S E T H :

1. Grant of Restricted Stock Units. Capital One hereby grants to you 24,662 Restricted Stock Units (the “Restricted Stock Units”). The Restricted Stock Units shall vest, and the underlying shares of Common Stock (such underlying shares, the “Shares”) shall be issuable, only in accordance with the provisions of this Agreement and of the Plan. The Restricted Stock Units will not have voting rights.

2. Non-Transferability. Subject to the provisions of Section 3 hereof, the rights represented by the Restricted Stock Units and Shares shall not be assignable or transferable, or otherwise alienated or hypothecated, under any circumstances. Any purported or attempted transfer of such Restricted Stock Units or Shares or such rights shall be null and void and shall result in the immediate forfeiture and cancellation of the Restricted Stock Units.

3. Issuance of Common Stock.

(a) Vesting. Except as provided in Sections 3(b), 12(a) and 12(b) below, and to the extent not previously vested or forfeited as provided herein, the Restricted Stock Units shall vest, and the Shares shall be issuable in full without restrictions on transferability, on February 15, 2017 (the “Vesting Date”); or, if earlier, upon (i) the termination of your employment due to death or Disability or (ii) a Change of Control, and the date of such death, Disability or Change of Control shall be the Vesting Date. The period between January 1, 2014, and the Vesting Date shall be the “Performance Period.”

(b) Effect of Termination of Employment for Cause or as a Result of Retirement.

(i) Upon your termination of employment with Capital One for Cause (as defined herein), all Restricted Stock Units shall immediately be forfeited (to the extent not previously vested or forfeited as provided herein).

For the purposes of this Agreement, “Cause” shall be defined as the willful and continued failure by you to perform substantially your duties with the Company or any affiliated company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to you by the Board or the Committee that specifically identifies the manner in which the Board or the Committee believe that you have not substantially performed your duties, or the willful engaging by you in illegal conduct or gross misconduct that in either case is materially and demonstrably injurious to the Company.

For purposes of this Section 3(b), no act, or failure to act, on your part shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the affiliated companies and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”), or (B) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 3(b)(i), and specifying the particulars thereof in detail.

(ii) Upon your termination of employment with Capital One as a result of Retirement, the Restricted Stock Units shall continue to vest and the Shares shall become issuable to you on the Vesting Date and remain subject to reduction pursuant to subsections 12(a) and 12(b).

(c) Vesting Schedule Upon Becoming Subject to Withholding.

(i) Unless otherwise determined by the Committee or the independent members of the Board of Directors, as applicable, and to the extent permitted or required by law, Capital One may determine, in its sole discretion, following you becoming subject to withholding under applicable tax laws at a time when amounts are not otherwise vesting pursuant to this Section 3, that a portion of the Restricted Stock Units shall vest and a portion of the Shares shall be issuable without restrictions on transferability and subsequently withheld by Capital One’s designated agent, only and to the extent sufficient, if sold at Fair Market Value, on the date of such determination, to provide for the payment of any tax liability in accordance with applicable tax laws. The number of Restricted Stock Units vesting pursuant to the preceding sentence shall be rounded up to the nearest whole Restricted Stock Unit. It is understood that the remaining portion of the Restricted Stock Units shall continue to vest on the Vesting Date as provided herein.

(ii) Notwithstanding any other provision of this Agreement to the contrary, Capital One may take all necessary steps to withhold the amount determined in accordance with the immediately foregoing paragraph in satisfaction of your tax withholding liability, unless Capital One makes another method of payment available to you.

4. Modification and Waiver. Except as provided in the Plan with respect to determinations of the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided that, changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

5. Tax Withholding. If you become subject to withholding under applicable tax laws other than as described in subsection 3(c), you agree to pay Capital One the amount required to be withheld by one or more of the following methods:

(a) Capital One’s designated agent will automatically withhold the number of shares having a Fair Market Value equal to the amount required to be withheld and deliver the proceeds thereof to Capital One; or

(b) by such other methods as Capital One may make available from time to time.

6. Dividend Equivalents. With respect to the Restricted Stock Units, you shall be credited with dividend equivalents as and when dividends are paid to the Company’s other stockholders. Such dividend equivalents shall accumulate and be paid to you in cash (without interest) as and when the Restricted Stock Units from which such dividend equivalents are derived vest pursuant to Section 3. All such dividend equivalents shall be subject to the same vesting requirements that apply to the Restricted Stock Units from which such dividend equivalents are derived.

7. Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.

8. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

9. Bound by Plan. In consideration of the grant of the Restricted Stock Units, you agree that you will comply with such conditions as the Committee may impose on the Restricted Stock Units and be bound by the terms of the Plan.

10. Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.

11. Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.

12. Performance-Based Adjustments, Clawbacks and Other Forfeiture Events.

(a) Performance-Based Adjustment. The number of Restricted Stock Units vesting on the Vesting Date shall be subject to reduction as follows:

(i) For each fiscal year of the Company ending during the Performance Period, if any, that the Core Earnings for the Company for such fiscal year, as certified by the Committee, are not positive (i.e., Core Earnings are not greater than zero):

(A) The number of Restricted Stock Units scheduled to vest on the Vesting Date shall be reduced by 4,111;

(B) The Committee shall determine the extent, if any, to which you are accountable for such outcome, and, based on such determination, the Committee shall determine (I) whether the number of Restricted Stock Units scheduled to vest on the Vesting Date shall be reduced by up to an additional 4,111 and (II) whether the Vesting Date shall be delayed for all or any portion of such Restricted Stock Units that are not so reduced.

The Committee shall make the determinations referenced in Section 12(a)(i)(B) in its sole discretion, taking into account the factors set forth on Exhibit A hereto.

(ii) Notwithstanding the foregoing, for each fiscal year of the Company ending during the Performance Period, if any, that the ratio, expressed as a percentage and as certified by the Committee, of (A) the Company’s Core Earnings for such fiscal year, to (B) the Company’s average total assets for such fiscal year, is not better than or equal to negative two percent (-2%), the number of Restricted Stock Units scheduled to vest on the Vesting Date shall be reduced by 8,221 and there shall be no additional reduction for such fiscal year pursuant to subsection 12(a)(i).

(iii) For purposes of this Section 12(a), “Core Earnings” means the Company’s net income available to common stockholders, excluding, on a tax-adjusted basis, the impact of (A) impairment or amortization of intangible assets, (B) the build or release of the allowance for loan and lease losses, calculated as the difference between the provision for loan and lease losses and charge-offs, net of recoveries, and (C) the change in the combined uncollectible finance charge and fee reserve.

(iv) In the event of any change to U.S. generally accepted accounting principles affecting the treatment or classification of any component of Core Earnings, such metric shall be calculated in a manner consistent with the definitions herein to the extent practicable.

(b) Clawback. The number of Restricted Stock Units vesting on the Vesting Date shall be subject to reduction in an amount as determined by the Committee in its sole discretion in the event that prior to the Vesting Date the Committee in its sole discretion determines that (i) there has been misconduct resulting in either a violation of law or of Capital One policy or procedures, including but not limited to Capital One’s Code of Business Conduct and Ethics, that in either case causes significant financial or reputational harm to Capital One and (ii) either you committed the misconduct or failed in your responsibility to manage or monitor the applicable conduct or risks.

(c) Forfeiture Event. You agree to reimburse the Company with respect to the Restricted Stock Units to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.

13. Mandatory Holding Requirement.

(a) You agree that with respect to the Applicable Holding Shares you may not transfer, sell, pledge, hypothecate or otherwise dispose of such Applicable Holding Shares until the Holding Date; provided that the requirements set forth in this Section 13 shall immediately lapse and be of no further force and effect upon your death, Disability or a Change of Control.

(b) For purposes of this Section 13:

(i) “Applicable Holding Shares” means 50% of the Shares acquired hereunder (not including any shares of common stock of the Company sold or retained by the Company to fund the payment of any tax withholding obligation, brokerage commission or fees payable in connection with the Shares) during your term of employment with the Company and during the one-year period after termination of your employment for any reason; and

(ii) “Holding Date” means the first anniversary of the date of acquisition of any Applicable Holding Shares.

14. Miscellaneous.

(a) Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.

(b) You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.

(c) You agree that any recovery by the Company under this Agreement will be a recovery of Restricted Stock Units to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.

(d) The Company may, to the maximum extent permitted by applicable law and Section 409A of the Code, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.

Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:	/s/ Mayo A. Shattuck III
Mayo A. Shattuck III
Chairman, Compensation Committee

/s/ Richard D. Fairbank
Richard D. Fairbank
Chairman, Chief Executive Officer and President

CAPITAL ONE FINANCIAL CORPORATION

2004 Stock Incentive Plan

Restricted Stock Unit Award Agreement

No. of Units: %%TOTAL_SHARES_GRANTED%-%

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated January 30, 2014 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and FIRST_NAME_LAST_NAME (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”). All capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.

WHEREAS, Article 8 of the Plan provides for the award from time to time in the discretion of the Committee of Restricted Stock Units, representing shares of common stock of Capital One, $.01 par value per share (“Common Stock”), the vesting and issuance of which are subject to continued employment with Capital One or other conditions;

W I T N E S S E T H :

1. Grant of Restricted Stock Units. Capital One hereby grants to you %%TOTAL_SHARES_GRANTED%-% Restricted Stock Units (the “Restricted Stock Units”). The Restricted Stock Units shall vest only in accordance with the provisions of this Agreement and of the Plan. The Restricted Stock Units will not have voting rights.

2. Non-Transferability. Subject to the provisions of Section 3 hereof, the rights represented by the Restricted Stock Units shall not be assignable or transferable, or otherwise alienated or hypothecated, under any circumstances. Any purported or attempted transfer of such units or such rights shall be null and void and shall result in the immediate forfeiture and cancellation of the Restricted Stock Units.

3. Payment of Restricted Stock Units.

(a) Vesting. Except as provided in subsections 3(b), 3(c) and 12(a) below, and to the extent not previously vested or forfeited as provided herein, the Restricted Stock Units shall vest as follows:

One-third of the Restricted Stock Units on February 15, 2015

One-third of the Restricted Stock Units on February 15, 2016

One-third of the Restricted Stock Units on February 15, 2017

Each of the immediately above dates shall be a “Scheduled Vesting Date.” Notwithstanding the foregoing, the Restricted Stock Units shall vest in full upon (i) the termination of your employment due to death or Disability; or (ii) a Change of Control, and the date of such death, Disability or Change of Control shall be the Scheduled Vesting Date for all applicable Restricted Stock Units.

Upon vesting, the Restricted Stock Units shall become payable in cash in an amount equal to the product of (i) the average Fair Market Value of the Common Stock for the 15 trading days preceding the Scheduled Vesting Date and (ii) the number of Restricted Stock Units vesting on the Scheduled Vesting Date (subject to Section 5 below).

(b) Effect of Termination of Employment Not For Cause. Upon your termination of employment with Capital One due to Retirement or for any reason other than for Cause (as defined herein), death, Disability or a Change of Control, the Units shall continue to vest on the Scheduled Vesting Dates specified herein (to the extent not previously vested or forfeited as provided herein) and remain subject to reduction pursuant to Section 12(a).

(c) Effect of Termination of Employment For Cause. Upon your termination of employment with the Company for Cause prior to any Scheduled Vesting Date, all Restricted Stock Units, as of such date of termination, shall be immediately forfeited (to the extent not previously vested as provided herein).

For the purposes of this Agreement, “Cause” shall be defined as the willful and continued failure by you to perform substantially your duties with the Company or any affiliated company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to you by the Board, the Committee, or the Chief Executive Officer of the Company that specifically identifies the manner in which the Board, the Committee or the Chief Executive Officer of the Company believes that you have not substantially performed your duties, or the willful engaging by you in illegal conduct or gross misconduct that in either case is materially and demonstrably injurious to the Company.

For purposes of this Section 3(c), no act, or failure to act, on your part shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the affiliated companies and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”), (B) the instructions of the Chief Executive Officer of the Company (unless you are the Chief Executive Officer at the time of any such instruction) or (C) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 3(c), and specifying the particulars thereof in detail.

(d) Vesting Schedule Upon Becoming Subject to Withholding.

(i) Unless otherwise determined by the Committee or the independent members of the Board of Directors, as applicable, and to the extent permitted or required by law, Capital One may determine, in its sole discretion, following you becoming subject to withholding under applicable tax laws at a time when amounts are not otherwise vesting pursuant to this Section 3, that a portion of the Restricted Stock Units shall vest and become payable, only and to the extent sufficient on the date of such determination (the “Determination Date”), to provide for the payment of any tax liability in accordance with applicable tax laws, in an amount equal to the product of (i) the Fair Market Value of the Common Stock for the Determination Date and (ii) the number of Restricted Stock Units vesting on the Determination Date. The number of Restricted Stock Units vesting pursuant to the preceding sentence shall be rounded up to the nearest whole Restricted Stock Unit. It is understood that the remaining portion of the Restricted Stock Units shall continue to vest on the Scheduled Vesting Dates as provided herein.

(ii) Notwithstanding any other provision of this Agreement to the contrary, Capital One may take all necessary steps to withhold the amount determined in accordance with the immediately foregoing paragraph in satisfaction of your tax withholding liability.

4. Modification and Waiver. Except as provided in the Plan with respect to determinations of the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided that, changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

5. Tax Withholding. If you become subject to withholding under applicable tax laws other than as described in subsection 3(d), you agree to pay Capital One the amount required to be withheld by one or more of the following methods:

(a) automatically through payroll withholding; or

(b) by such other methods as Capital One may make available from time to time.

6. Dividend Equivalents. With respect to the Restricted Stock Units, dividend equivalents shall be paid to you in cash as soon as is practicable after dividends are paid to the Company’s other stockholders.

7. Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.

8. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

9. Bound by Plan. In consideration of the grant of the Restricted Stock Units, you agree that you will comply with such conditions as the Committee may impose on the Restricted Stock Units and be bound by the terms of the Plan.

10. Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.

11. Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.

12. Clawbacks and Other Forfeiture Events.

(a) Clawback. All unvested Restricted Stock Units granted hereunder shall be subject to forfeiture in the event that the Committee in its sole discretion determines that (i) there has been misconduct resulting in either a violation of law or of Capital One policy or procedures, including but not limited to Capital One’s Code of Business Conduct and Ethics, that in either case causes significant financial or reputational harm to Capital One and (ii) either you committed the misconduct or failed in your responsibility to manage or monitor the applicable conduct or risks. In the event that the Committee makes a determination as provided in the preceding sentence, all or any portion of Restricted Stock Units that have not yet vested under this Agreement as of the date of such determination shall be forfeited in an amount as determined by the Committee in its sole discretion.

(b) Forfeiture Event. You agree to reimburse the Company with respect to the Restricted Stock Units to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.

13. Miscellaneous.

(a) Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.

(b) You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.

(c) You agree that any recovery by the Company under this Agreement will be a recovery of Restricted Stock Units to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.

(d) The Company may, to the maximum extent permitted by applicable law and Section 409A of the Code, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.

Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:
Jory Berson
Chief Human Resources Officer

CAPITAL ONE FINANCIAL CORPORATION

2004 Stock Incentive Plan

Restricted Stock Unit Award Agreement

No. of Units: %%TOTAL_SHARES_GRANTED%-%

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated January 30, 2014 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and FIRST_NAME_LAST_NAME (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”), and all capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.

WHEREAS, Article 8 of the Plan provides for the award from time to time in the discretion of the Committee of Restricted Stock Units, representing shares of common stock of Capital One, $.01 par value per share (“Common Stock”), the vesting and issuance of which is subject to continued employment with Capital One or other conditions;

W I T N E S S E T H :

1. Grant of Restricted Stock Units. Capital One hereby grants to you %%TOTAL_SHARES_GRANTED%-% Restricted Stock Units (the “Restricted Stock Units”). The Restricted Stock Units shall vest, and the underlying shares of Common Stock (such underlying shares, the “Shares”) shall be issuable, only in accordance with the provisions of this Agreement and of the Plan. The Restricted Stock Units will not have voting rights.

2. Non-Transferability. Subject to the provisions of Sections 3 and 12 hereof, the rights represented by the Restricted Stock Units and the Shares shall not be assignable or transferable, or otherwise alienated or hypothecated, under any circumstances. Any purported or attempted transfer of such Restricted Stock Units or Shares or such rights shall be null and void and shall result in the immediate forfeiture and cancellation of the Restricted Stock Units.

3. Issuance of Common Stock.

(a) Vesting. Except as provided in Sections 3(b), 3(c), 3(d), 13(a) and 13(b) below and to the extent not previously vested or forfeited as provided herein, the Restricted Stock Units shall vest, and the Shares shall be issuable in full without restrictions on transferability, other than the restrictions contained in Section 12 below, according to the following schedule:

One-third of the Restricted Stock Units on February 15, 2015

One-third of the Restricted Stock Units on February 15, 2016

One-third of the Restricted Stock Units on February 15, 2017

Each of the immediately above dates shall be a “Scheduled Vesting Date.”

(b) Effect of Termination of Employment.

(i) Upon your termination of employment with Capital One for any reason other than death, Disability, Retirement, or Change of Control, all Restricted Stock Units shall immediately be forfeited (to the extent not previously vested or forfeited as provided herein).

(ii) Upon your termination of employment with Capital One as a result of your death or Disability, all of the Restricted Stock Units shall immediately vest, and the Shares shall be issuable in full without restrictions on transferability, upon such termination of employment (to the extent not previously vested or forfeited as provided herein).

(iii) Upon your termination of employment with Capital One as a result of Retirement, the Restricted Stock Units shall continue to vest on the Scheduled Vesting Dates (to the extent not previously vested or forfeited as provided herein) and remain subject to reduction pursuant to Section 13(a) and 13(b).

(c) Vesting Schedule Upon Eligibility for Retirement.

(i) Unless otherwise determined by the Committee or the independent members of the Board of Directors, as applicable, and to the extent permitted or required by law, a portion of the Restricted Stock Units shall vest, and the Shares shall be issuable in full without restrictions on transferability, following you becoming eligible for Retirement, at a time determined by Capital One, only and to the extent sufficient, if sold at Fair Market Value, on the date of such determination, to provide for the payment of any tax liability caused as a consequence of such eligibility condition in accordance with applicable tax laws. It is understood that the remaining portion of the Restricted Stock Units shall continue to vest on the Scheduled Vesting Dates as provided herein.

(ii) Notwithstanding any other provision of this Agreement to the contrary, Capital One will take all necessary steps to withhold the amount determined pursuant to the immediately foregoing paragraph in satisfaction of your tax withholding liability.

(d) Effect of Change of Control. If a Change of Control of Capital One occurs, then all of the Restricted Stock Units shall vest and the Shares shall be issuable in full without restrictions on transferability immediately upon the occurrence of such Change of Control (to the extent not previously vested or forfeited as provided herein).

4. Modification and Waiver. Except as provided in the Plan with respect to determinations of the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided that, changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

5. Tax Withholding. If you become subject to withholding under applicable tax laws, you agree to pay Capital One the amount required to be withheld by one or more of the following methods:

(a) Capital One’s designated agent will automatically withhold the number of shares having a Fair Market Value equal to the amount required to be withheld and deliver the proceeds thereof to Capital One; or

(b) by such other methods as Capital One may make available from time to time.

6. Dividend Equivalents. With respect to the Restricted Stock Units, you shall be credited with dividend equivalents as and when dividends are paid to the Company’s other stockholders. By accepting this Award, you agree that such dividends shall accumulate and be paid to you in cash (without interest) as and when the Restricted Stock Units from which such dividends are derived vest pursuant to Section 3. You further agree that all such dividends shall be subject to the same vesting requirements that apply to the Restricted Stock Units from which such dividends are derived.

7. Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.

8. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

9. Bound by Plan. In consideration of the grant of the Restricted Stock Units, you agree that you will comply with such conditions as the Committee may impose on the Restricted Stock Units and be bound by the terms of the Plan.

10. Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.

11. Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.

12. Mandatory Holding Requirement.

(a) You agree that with respect to the Applicable Holding Shares you may not transfer, sell, pledge, hypothecate or otherwise dispose of such Applicable Holding Shares until the Holding Date; provided that the requirements set forth in this Section 12 shall immediately lapse and be of no further force and effect upon your death, Disability or a Change of Control.

(b) For purposes of this Section 12:

(i) “Applicable Holding Shares” means 50% of the Shares acquired hereunder (not including any Shares sold or retained by the Company or its designated agent to fund the payment of any tax withholding obligation, brokerage commission or fees payable in connection with the Shares) during your term of employment with the Company and during the one-year period after termination of your employment for any reason; and

(ii) “Holding Date” means the first anniversary of the date of acquisition of any Applicable Holding Shares.

13. Performance-Based Adjustments, Clawbacks and Other Forfeiture Events.

(a) Performance-Based Adjustment. The number of Restricted Stock Units vesting on the Scheduled Vesting Date shall be subject to reduction as follows:

(i) In the event that the Core Earnings of the Company for the Company’s fiscal year ended immediately prior to such Scheduled Vesting Date, as certified by the Committee, are not positive (i.e., Core Earnings are not greater than zero):

(A) The number of Restricted Stock Units scheduled to vest on such Scheduled Vesting Date shall be reduced by 50%, rounding up to the nearest whole share; and

(B) the Committee shall determine the extent, if any, to which you are accountable for such outcome and, based on such determination, the Committee shall determine (I) whether all or any portion of the remaining Restricted Stock Units scheduled to vest on such Scheduled Vesting Date shall be forfeited and (II) whether the Scheduled Vesting Date shall be delayed for all or any portion of such Restricted Stock Units that are not so forfeited.

The Committee shall make the determinations referenced in Section 13(a)(i)(B) in its sole discretion, taking into account the factors set forth on Appendix A hereto.

(ii) Notwithstanding the foregoing, in the event that the ratio, expressed as a percentage and as certified by the Committee, of (A) the Company’s Core Earnings for the Company’s fiscal year ended immediately prior to such Scheduled Vesting Date, to (B) the Company’s average total assets for the period, is not better than or equal to negative two percent (-2%), all Restricted Stock Units scheduled to vest on such Scheduled Vesting Date shall be forfeited.

(iii) For purposes of this Section 13(a), “Core Earnings” means the Company’s net income available to common stockholders, excluding, on a tax-adjusted basis, the impact of (A) impairment or amortization of intangible assets, (B) the build or release of the allowance for loan and lease losses, calculated as the difference between the provision for loan and lease losses and charge-offs, net of recoveries, and (C) the change in the combined uncollectible finance charge and fee reserve.

(iv) In the event of any change to U.S. generally accepted accounting principles affecting the treatment or classification of any component of Core Earnings, such metric shall be calculated in a manner consistent with the definitions herein to the extent practicable.

(b) Clawback. All unvested Restricted Stock Units granted hereunder shall be subject to forfeiture in the event that the Committee in its sole discretion determines that (i) there has been misconduct resulting in either a violation of law or of Capital One policy or procedures, including but not limited to Capital One’s Code of Business Conduct and Ethics, that in either case causes significant financial or reputational harm to Capital One and (ii) either you committed the misconduct or failed in your responsibility to manage or monitor the applicable conduct or risks. In the event that the Committee makes a determination as provided in the preceding sentence, all or any portion of the Restricted Stock Units that have not yet vested under this Agreement as of the date of such determination shall be forfeited in an amount as determined by the Committee in its sole discretion.

(c) Forfeiture Event. You agree to reimburse the Company with respect to the Restricted Stock Units to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.

14. Miscellaneous.

(a) Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.

(b) You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.

(c) You agree that any recovery by the Company under this Agreement will be a recovery of Restricted Stock Units to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.

(d) The Company may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.

Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:
Jory Berson
Chief Human Resources Officer

CAPITAL ONE FINANCIAL CORPORATION

2004 Stock Incentive Plan

Restricted Stock Unit Award Agreement

No. of Units: %%TOTAL_SHARES_GRANTED%-%

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated January 30, 2014 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and FIRST_NAME_LAST_NAME (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”). All capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.

WHEREAS, Article 8 of the Plan provides for the award from time to time in the discretion of the Committee of Restricted Stock Units, representing shares of common stock of Capital One, $.01 par value per share (“Common Stock”), the vesting and issuance of which are subject to continued employment with Capital One or other conditions;

W I T N E S S E T H :

1. Grant of Restricted Stock Units. Capital One hereby grants to you %%TOTAL_SHARES_GRANTED%-% Restricted Stock Units (the “Restricted Stock Units”). The Restricted Stock Units shall vest only in accordance with the provisions of this Agreement and of the Plan. The Restricted Stock Units will not have voting rights.

2. Non-Transferability. Subject to the provisions of Section 3 hereof, the rights represented by the Restricted Stock Units shall not be assignable or transferable, or otherwise alienated or hypothecated, under any circumstances. Any purported or attempted transfer of such units or such rights shall be null and void and shall result in the immediate forfeiture and cancellation of the Restricted Stock Units.

3. Payment of Restricted Stock Units.

(a) Vesting. Except as provided in subsections 3(b) and 3(c) below, and to the extent not previously vested or forfeited as provided herein, 100% of the Restricted Stock Units shall vest on January 1, 2015 (the “Vesting Date”); or, if earlier, in full upon (i) the termination of your employment due to death or Disability; or (ii) a Change of Control, and the date of such death, Disability or Change of Control shall be the Vesting Date.

The Restricted Stock Units shall become payable in cash in an amount equal to the product of (i) the average Fair Market Value of the Common Stock for the 15 trading days preceding the Payment Date and (ii) the number of Restricted Stock Units vesting on the Vesting Date (subject to Section 5 below). For purposes of the preceding sentence, the “Payment Date” shall be the earlier to occur of: (x) February 15, 2015; (y) the termination of your employment due to death or Disability; or (z) a Change of Control.

(b) Effect of Termination of Employment. Upon your termination of employment with Capital One for any reason other than death, Disability or a Change of Control, prior to the Vesting Date (such date of termination, the “Termination Date”), the Units shall immediately vest and become payable in cash as soon as administratively practicable following the Payment Date; provided that in such case the amount payable shall be equal to the product of (a) and (b) where (a) shall be equal to the product of (i) the average Fair Market Value of the Common Stock for the 15 trading days preceding the Payment Date and (ii) the number of Restricted Stock Units that would have vested on the Vesting Date if your employment had not been terminated and (b) is a fraction, the numerator of which is the number of calendar days from January 1, 2014 through and including the Termination Date and the denominator of which is 365.

4. Modification and Waiver. Except as provided in the Plan with respect to determinations of the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided that, changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

5. Tax Withholding. If you become subject to withholding under applicable tax laws, you agree to pay Capital One the amount required to be withheld by one or more of the following methods:

(a) automatically through payroll withholding; or

(b) by such other methods as Capital One may make available from time to time.

6. Dividend Equivalents. With respect to the Restricted Stock Units, dividend equivalents shall be paid to you in cash as soon as is practicable after dividends are paid to the Company’s other stockholders.

7. Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.

8. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

9. Bound by Plan. In consideration of the grant of the Restricted Stock Units, you agree that you will comply with such conditions as the Committee may impose on the Restricted Stock Units and be bound by the terms of the Plan.

10. Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.

11. Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.

12. Forfeiture Event. You agree to reimburse the Company with respect to the Restricted Stock Units to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.

13. Miscellaneous.

(a) Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.

(b) You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.

(c) You agree that any recovery by the Company under this Agreement will be a recovery of Restricted Stock Units to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.

(d) The Company may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.

Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:
Jory Berson
Chief Human Resources Officer